CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 10/01)

No. 6

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ other ______

dated August 21 2010, on property known as 330 Acres San Bernardino Co Line

in which Coronus Energy Corp. is referred to as ("Buyer/Tenant")

and Paul R Marshall Trust. is referred to as ("Seller/Landlord").

Buyer and Seller agree to an extension of escrow to June 15, 2011

By May 22, 2011 Buyer will wire transfer the fee of $1631 into escrow (a forfeitable fee for extension of the escrow--equal to 6% per annum interest rate based on the purchase price.)

Buyer directs escrow to release the $1631 to Seller within 2 business days of receipt of fee.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date 05/16/2011 Date MAY 15, 2011

Buyer/Tenant [signature] Coronus Energy Corp Seller/Landlord [signature] Paul R Marshall Trust

Buyer/Tenant ______ Seller/Landlord ______

The copyright laws of the United States (Title 17 U.S. Code) forbid the unauthorized reproduction of this form, or any portion thereof, by photocopy machine or any other means, including facsimile or computerized formats. Copyright© 1986-2001, CALIFORNIA ASSOCIATION OF REALTORS®, INC. ALL RIGHTS RESERVED.
THIS FORM HAS BEEN APPROVED BY THE CALIFORNIA ASSOCIATION OF REALTORS® (C.A.R.). NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. A REAL ESTATE BROKER IS THE PERSON QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF YOU DESIRE LEGAL OR TAX ADVICE, CONSULT AN APPROPRIATE PROFESSIONAL.
This form is available for use by the entire real estate industry. It is not intended to identify the user as a REALTOR®. REALTOR® is a registered collective membership mark which may be used only by members of the NATIONAL ASSOCIATION OF REALTORS® who subscribe to its Code of Ethics.

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by
Broker or Designee ______ Date ______

Agent: Lois Greenlee Phone: 7609212121 Fax: 7609224387 Prepared using zipForm® software
Broker: Century 21 Osborne Realty 128 E. Hobson Way, Blythe CA 92225